EXHIBIT 1.01

Mattel, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2024

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2024 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). As used in this Report, “3TGs” or “Conflict Minerals” means tin, tantalum, tungsten, and gold, and “Covered Countries” means the Democratic Republic of the Congo and adjoining countries.

Throughout this Report, “Mattel” or the “Company” refers to Mattel, Inc. and/or one or more of its subsidiaries, as applicable.

I. Introduction

Products Covered by This Report

Pursuant to the Rule, Mattel undertook due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products it manufactured or contracted to be manufactured for the period covered by this Report that the Company had reason to believe may have originated in the Covered Countries and may not have come from recycled or scrap sources. For the period covered by this Report, these are products in the following categories:

•	Dolls, which includes brands such as Barbie, American Girl, Disney Princess and Disney Frozen, Monster High, and Polly Pocket.

•	Infant/Toddler/Preschool, which includes brands such as Fisher-Price (including Little People and Fisher-Price Wood), Imaginext, and Thomas & Friends.

•	Vehicles, which includes brands such as Hot Wheels (including Hot Wheels Monster Trucks and Hot Wheels RC), Matchbox, and CARS (Disney Pixar).

•

Action Figures, Building Sets, Games, and Other, which includes brands such as Masters of the Universe, MEGA, UNO, Jurassic World (NBCUniversal), Minecraft (Microsoft), WWE, and Star Wars (Disney’s Lucasfilm).

Reasonable Country of Origin Inquiry

Mattel conducted in good faith a reasonable country of origin inquiry (the “RCOI”) regarding the necessary Conflict Minerals used in the Company’s products. The RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals used in the Company’s products originated in the Covered Countries and whether any of these Conflict Minerals may be from recycled or scrap sources. Based on the RCOI, Mattel was unable to determine that such Conflict Minerals did not originate from the Covered Countries or are not from recycled or scrap sources and, as a result, the Company conducted additional due diligence on the source and chain of custody of such Conflict Minerals.

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II. Due Diligence

The design of Mattel’s Conflict Minerals program is intended to conform, in all material respects, to the Organisation for Economic Co-operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements on Tin, Tantalum, and Tungsten and on Gold (the “OECD Guidance”). In accordance with the OECD Guidance, Mattel took the following measures as part of its due diligence process:

Step One: Establish Strong Company Management Systems

Mattel has adopted a public Conflict Minerals Position Statement, which sets forth, among other things, its policy of supporting responsible sourcing of 3TGs, its approach to supplier engagement, and its policies for addressing identified supply chain risks. The complete Conflict Minerals Position Statement is publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing.pdf. The Company makes available to its employees a confidential hotline that allows employees to report violations of Mattel’s policies or illegal or unethical behavior, including violations pertaining to the Conflict Minerals Position Statement.

A cross-functional team of representatives from various departments of the Company, including Global Procurement, Global Quality and Regulatory Compliance, Information Technology, Finance, and Legal, supports the Company’s commitment to ethical sourcing of 3TGs and compliance with Mattel’s Conflict Minerals Position Statement and applicable laws.

Mattel also engaged an independent third-party consultant (the “Consultant”) to assist with the Company’s 2024 RCOI and the implementation of a supply chain due diligence plan using tools developed by the Consultant as well as the Responsible Mineral Initiative’s (“RMI”) Conflict Minerals Reporting Template (the “Template”). The Consultant also provided training for members of Mattel’s Conflict Minerals cross-functional team.

Mattel is a downstream consumer of 3TGs and does not purchase raw minerals directly from any mines, smelters, or refiners or any of the Covered Countries. In furtherance of Mattel’s long-standing commitment to ethical sourcing and compliance with national and international laws, Mattel has actively engaged its suppliers and asked for their cooperation in conducting the necessary due diligence related to Conflict Minerals. Mattel’s position on Conflict Minerals has been communicated throughout its supply chain.

Step Two: Identify and Assess Risks in the Supply Chain

With the assistance of the Consultant, Mattel identified and assessed risks in its supply chain by identifying “at-risk” suppliers that may provide Mattel with necessary Conflict Minerals, surveying such “at-risk” suppliers using the Template, and reviewing the responses provided by such suppliers.

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Mattel identified suppliers that provide the Company with components that contain 3TGs and/or electronic parts as “at-risk” suppliers. The resulting list contained 47 such “at-risk” suppliers. The Company then surveyed the 47 “at-risk” suppliers using the Template to collect information regarding the presence and sourcing of 3TGs used in the products supplied to the Company. Following the initial request to complete the Template, reminder emails were sent to each non-responsive supplier requesting completion and return of the Template. The information provided by the suppliers in response to the Template was collected and stored using an online platform provided by the Consultant. In addition, suppliers who had conducted their own RCOI through the use of the Template were asked to provide their completed reports to Mattel.

The Consultant assessed the information received from the suppliers. This assessment included a review of the information provided by suppliers for completion, consistency, plausibility, and conformity to the expectations established in Mattel’s Conflict Minerals Position Statement. The Consultant also compared the lists of smelters and refiners provided by suppliers against the list of known 3TG processing facilities worldwide published by the Department of Commerce, as well as the lists of compliant smelters and refiners published by RMI’s Responsible Minerals Assurance Process, the London Bullion Market Association Good Delivery program, and the Responsible Jewellery Council Chain-of-Custody Certification program.

If a smelter or refiner was not certified through the use of these lists, the Consultant attempted to contact the smelter or refiner up to three times to gain more information concerning its sourcing practices and whether it utilized internal due diligence procedures or other processes to track the chain-of-custody from the source of its mineral ores. The Consultant also conducted internet research to locate outside sources of information regarding the smelter or refiner’s sourcing practices.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

If Mattel becomes aware of a supplier whose supply chain includes 3TGs that are not conflict-free, the Company’s policy is to take appropriate actions to remedy the situation in a timely manner. These actions could include reassessment of the supplier relationship, including but not limited to, discontinuance of purchasing any products from such supplier and/or terminating supplier agreements with such supplier. Mattel advises suppliers to take similar measures with their own sub-suppliers to drive alignment and traceability throughout the supply chain and back to the smelter.

Step Four: Support the Development and Implementation of Independent Third-Party Audits

As discussed above, Mattel does not have direct relationships with smelters or refiners, and it does not perform direct audits of these entities’ supply chains for Conflict Minerals. Mattel supports multi-stakeholder efforts and industry-wide collaboration focused on procuring conflict-free minerals, including the development and implementation of independent third-party audits of smelters’ and refiners’ sourcing by such stakeholders.

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Step Five: Report on Supply Chain Due Diligence

As indicated in the Form SD, this Report is publicly available at http://corporate.mattel.com/about-us/2024MattelConflictMineralsReport.pdf. Mattel’s Conflict Minerals Position Statement is also publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing.pdf.

III. Due Diligence Results

For the period covered by this Report, based on the due diligence measures described in this Report, Mattel does not have conclusive information regarding conflict status, the country of origin of, or facilities used to process, the necessary Conflict Minerals in the Company’s products. Mattel’s efforts to determine the mine or location of origin of the necessary Conflict Minerals in the products covered by this Report with the greatest possible specificity consisted of the due diligence measures described in this Report. Attachment A to this Report includes lists of the facilities that the surveyed suppliers reported as being in their supply chains, along with the corresponding metal processed at a particular facility, the processed metal’s country of origin, and the particular facility’s independent third-party audit certification status.

IV. Future Steps to Mitigate Risk

Mattel intends to continue its efforts to improve its due diligence to further mitigate the risk that the necessary Conflict Minerals in its products could benefit armed groups in the Covered Countries by:

•	Further engaging with suppliers that provided incomplete or uncertain information or did not respond to the supplier survey;

•

Encouraging suppliers to use certified compliant sources of Conflict Minerals, or engaging with suppliers believed to be supplying Conflict Minerals from sources that may support conflict in a Covered Country to establish an alternative source of Conflict Minerals;

•	Continuing supplier consolidation efforts with the aim to reduce the number of our current suppliers in order to make our supply chain more transparent and easier to conduct due diligence on;

•	Providing training and clear communications to suppliers to help clearly identify chain of custody and explanation of the Template to bolster suppliers’ ability to complete their input accurately; and

•	Periodically reviewing, and updating as necessary, Mattel’s Conflict Minerals Position Statement.

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ATTACHMENT A

For each of the lists below, smelters and refiners marked “*” have been certified as compliant with an independent third-party audit program. The following is a list of the smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of Covered Country sourcing or unknown sourcing:

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	Democratic Republic of the Congo, Zambia

Gold	Asaka Riken Co., Ltd.*	Rwanda

Gold	CCR Refinery - Glencore Canada Corporation*	Democratic Republic of the Congo, Zambia

Gold	Jiangxi Copper Co., Ltd.*	Rwanda

Gold	Mitsubishi Materials Corporation*	Democratic Republic of the Congo

Gold	Nihon Material Co., Ltd.*	Democratic Republic of the Congo, Rwanda

Tantalum	AMG Brasil*	Democratic Republic of the Congo

Tantalum	F&X Electro-Materials Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	Global Advanced Metals Aizu*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	Global Advanced Metals Boyertown*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	Jiujiang Tanbre Co., Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	Democratic Republic of the Congo

Tantalum	KEMET de Mexico*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	Materion Newton Inc.*	Burundi, Democratic Republic of the Congo, Rwanda

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	Taki Chemical Co., Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	TANIOBIS Co., Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	TANIOBIS GmbH*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	TANIOBIS Japan Co., Ltd.*	Rwanda

Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Burundi, Democratic Republic of the Congo, Rwanda

Tantalum	Ulba Metallurgical Plant JSC*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED*	Democratic Republic of the Congo, Rwanda

Tin	Aurubis Beerse*	Democratic Republic of the Congo

Tin	CV Venus Inti Perkasa*	Democratic Republic of the Congo

Tin	EM Vinto*	Democratic Republic of the Congo

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Democratic Republic of the Congo

Tin	Malaysia Smelting Corporation* (MSC)	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tin	Operaciones Metalurgicas S.A.*	Democratic Republic of the Congo

Tin	PT Bangka Tin Industry*	Democratic Republic of the Congo

Tin	PT Bukit Timah*	Democratic Republic of the Congo

Tin	PT Stanindo Inti Perkasa*	Democratic Republic of the Congo

Tin	PT Timah Nusantara*	Burundi, Democratic Republic of the Congo, Rwanda

Tin	PT Tinindo Inter Nusa*	Democratic Republic of the Congo, Rwanda

Tin	Thaisarco*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tungsten	A.L.M.T. TUNGSTEN Corp.*	Burundi, Democratic Republic of the Congo, Rwanda

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Angola, Burundi, Central African Republic, Democratic Republic of the Congo, Rwanda, South Sudan, United Republic of Tanzania, Uganda, Zambia

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Democratic Republic of the Congo

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	Democratic Republic of the Congo

Tungsten	H.C. Starck Tungsten GmbH*	Rwanda

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	Democratic Republic of the Congo

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Burundi, Rwanda

Tungsten	Xiamen Tungsten Co., Ltd.*	Democratic Republic of the Congo, Rwanda

Gold	Eco-System Recycling Co., Ltd. North Plant*	Unknown

Gold	Eco-System Recycling Co., Ltd. West Plant*	Unknown

Gold	Italpreziosi*	Unknown

Gold	Korea Zinc Co., Ltd.*	Unknown

Gold	L’Orfebre S.A.*	Unknown

Gold	LT Metal Ltd.*	Unknown

Gold	NH Recytech Company*	Unknown

Gold	Planta Recuperadora de Metales SpA*	Unknown

Gold	REMONDIS PMR B.V.*	Unknown

Gold	Sichuan Tianze Precious Metals Co., Ltd.*	Unknown

Gold	SungEel HiMetal Co., Ltd.*	Unknown

Gold	TOO Tau-Ken-Altyn*	Unknown

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	Unknown

Tantalum	Jiangxi Tuohong New Raw Material*	Unknown

Tantalum	Resind Industria e Comercio Ltda.*	Unknown

Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.*	Unknown

Tin	Chifeng Dajingzi Tin Industry Co., Ltd.*	Unknown

Tin	CRM Synergies*	Unknown

Tin	Dowa*	Unknown

Tin	DS Myanmar*	Unknown

Tin	Fabrica Auricchio Industria e Comercio Ltda.	Unknown

Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.*	Unknown

Tin	PT Bangka Serumpun*	Unknown

Tin	PT Menara Cipta Mulia*	Unknown

Tin	PT Mitra Sukses Globalindo*	Unknown

Tin	PT Putera Sarana Shakti (PT PSS)*	Unknown

Tin	PT Rajawali Rimba Perkasa*	Unknown

Tin	Resind Industria e Comercio Ltda.*	Unknown

Tin	Super Ligas*	Unknown

Tin	Tin Technology & Refining*	Unknown

Tungsten	China Molybdenum Co., Ltd.*	Unknown

Tungsten	Cronimet Brasil Ltda*	Unknown

Tungsten	Fujian Xinlu Tungsten Co., Ltd.*	Unknown

Tungsten	Hubei Green Tungsten Co., Ltd.*	Unknown

Tungsten	Lianyou Metals Co., Ltd.*	Unknown

Tungsten	Philippine Chuangxin Industrial Co., Inc.*	Unknown

Tungsten	TANIOBIS Smelting GmbH & Co. KG*	Unknown

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 2 countries (i.e., those low-to-medium risk countries with known or plausible involvement in the smuggling, export, or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	South Africa

Gold	Argor-Heraeus S.A.*	South Africa

Gold	Asaka Riken Co., Ltd.*	Mozambique

Gold	DSC (Do Sung Corporation)*	South Africa

Gold	Eco-System Recycling Co., Ltd. East Plant*	Mozambique

Gold	Heimerle + Meule GmbH*	Mozambique, South Africa

Gold	Heraeus Germany GmbH Co. KG*	United Arab Emirates

Gold	Heraeus Metals Hong Kong Ltd.*	Mozambique, South Africa

Gold	LS MnM Inc.	South Africa

Gold	Metalor Technologies (Suzhou) Ltd.*	South Africa

Gold	Mitsubishi Materials Corporation*	Mozambique

Gold	MKS PAMP S.A.*	South Africa

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	United Arab Emirates

Gold	Nihon Material Co., Ltd.*	Mozambique

Gold	Ohura Precious Metal Industry Co., Ltd.*	South Africa

Gold	PX Precinox S.A.*	Mozambique

Gold	Tanaka Kikinzoku Kogyo K.K.*	South Africa

Gold	Yamakin Co., Ltd.*	Mozambique

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Mozambique

Gold	Zijin Mining Group Gold Smelting Co. Ltd.	Mozambique

Tantalum	Global Advanced Metals Boyertown*	Mozambique

Tantalum	Jiujiang Tanbre Co., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	KEMET de Mexico*	Mozambique, South Africa

Tantalum	Materion Newton Inc.*	Mozambique

Tantalum	Metallurgical Products India Pvt., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Mozambique

Tantalum	TANIOBIS Co., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	TANIOBIS GmbH*	Mozambique

Tantalum	TANIOBIS Japan Co., Ltd.*	Mozambique

Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Mozambique

Tantalum	Ulba Metallurgical Plant JSC*	Mozambique

Tin	Malaysia Smelting Corporation (MSC)*	Kenya, Mozambique, South Africa

Tin	PT Cipta Persada Mulia*	South Africa

Tin	PT Stanindo Inti Perkasa*	Mozambique

Tungsten	H.C. Starck Tungsten GmbH*	Mozambique

Tungsten	Hunan Jintai New Material Co., Ltd.	Mozambique

Tungsten	Kennametal Huntsville*	South Africa

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 1 countries (i.e., those little-to-no risk countries with known active metal production but that are not identified as conflict regions or plausible areas of smuggling, export or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin

Gold	Agosi AG*	Brazil, China, Germany, Japan, Lao People’s Democratic Republic, Nigeria, Philippines, Sierra Leone, Thailand

Gold	Aida Chemical Industries Co., Ltd.*	Plurinational State of Bolivia, Canada, Japan, Peru, Portugal, Spain

Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	Argentina, Australia, Brazil, Canada, Chile, China, Germany, Japan, Mexico, Peru, Switzerland, United States of America, Uzbekistan

Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	Australia, Brazil

Gold	Argor-Heraeus S.A.*	Argentina, Chile, China, Hong Kong, Indonesia, Philippines, Singapore, Switzerland

Gold	Asahi Metalfine, Inc.*	Argentina, Austria, Australia, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guinea, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Papua New Guinea, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Uzbekistan, Vietnam, Zimbabwe

Gold	Asahi Refining Canada Ltd.*	Australia, Canada, Japan

Gold	Asahi Refining USA Inc.*	Australia, Bermuda, Canada, Chile, China, Hong Kong, Indonesia, Malaysia, Peru, United States of America, Uzbekistan

Gold	Asaka Riken Co., Ltd.*	Armenia, Japan, Mexico, Niger, Nigeria

Gold	Aurubis AG*	Brazil, Canada, China, Germany, Hong Kong, Indonesia, Japan, United States of America

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	Brazil, Canada, China, Indonesia, Italy, Philippines

Gold	Boliden Ronnskar*	Canada, China, Finland, Indonesia, Ireland, Sweden

Gold	C. Hafner GmbH + Co. KG*	Australia, Brazil, Chile, China, Germany, Japan, Peru

Gold	CCR Refinery - Glencore Canada Corporation*	Argentina, Australia, Canada, Chile, China, Germany, Indonesia, Japan, Peru, Switzerland, United States of America

Gold	Chimet S.p.A.*	Australia, Italy, Mexico, Turkey

Gold	Chugai Mining*	Australia, Canada, Chile, Indonesia, Japan, Peru, United States of America

Gold	Dowa*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Gold	DSC (Do Sung Corporation)*	Australia, Brazil, Republic of Korea

Gold	Eco-System Recycling Co., Ltd. East Plant*	Australia, Plurinational State of Bolivia, Canada, Indonesia, Japan

Gold	Geib Refining Corporation	China, United States of America

Gold	Heimerle + Meule GmbH*	Australia, Austria, Canada, China, Germany, Hong Kong, Jersey, Malaysia, Mexico, Mongolia, Philippines

Gold	Heraeus Germany GmbH Co. KG*	Australia, Plurinational State of Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Saudi Arabia, Switzerland, Turkey, United States of America

Gold	Heraeus Metals Hong Kong Ltd.*	Australia, Canada, China, France, Germany, Hong Kong, Japan, Lao People’s Democratic Republic, Malaysia, Peru, Philippines, Singapore, Switzerland, Taiwan Province of China, Thailand, Vietnam

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	China, Mexico, Mongolia

Gold	Ishifuku Metal Industry Co., Ltd.*	Australia, Canada, China, Japan, United States of America

Gold	Istanbul Gold Refinery*	Turkey

Gold	Japan Mint*	Australia, Italy, Japan, Mexico

Gold	Jiangxi Copper Co., Ltd.*	Chile, China, Japan, United States of America

Gold	JX Advanced Metals Corporation*	Chile, Indonesia, Saudi Arabia, Taiwan Province of China, United Kingdom of Great Britain and Northern Ireland

Gold	Kazzinc*	Australia, China, Japan, Kazakhstan, Peru, Switzerland, Taiwan Province of China

Gold	Kennecott Utah Copper LLC*	China, United States of America

Gold	KGHM Polska Miedz Spolka Akcyjna*	Chile

Gold	Kojima Chemicals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao

People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Gold	LS MnM Inc.*	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Republic of Korea, Mexico, Peru, Singapore, United States of America

Gold	Materion*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Gold	Matsuda Sangyo Co., Ltd.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom of Great Britain and Northern Ireland, United States of America

Gold	Metalor Technologies (Hong Kong) Ltd.*	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States of America

Gold	Metalor Technologies (Singapore) Pte., Ltd.*	China, Singapore, Switzerland

Gold	Metalor Technologies (Suzhou) Ltd.*	China

Gold	Metalor Technologies S.A.*	Belgium, Canada, China, Cote D’Ivoire, Hong Kong, Indonesia, Sweden, Switzerland, United Kingdom of Great Britain and Northern Ireland, United States of America

Gold	Metalor USA Refining Corporation*	Canada, China, Mexico, Switzerland, United States of America

Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	China, Mexico

Gold	Mitsubishi Materials Corporation*	Austria, Canada, Chile, Hong Kong, Japan, Mongolia, Papua New Guinea, United Kingdom of Great Britain and Northern Ireland

Gold	Mitsui Mining and Smelting Co., Ltd.*	Australia, Canada, China, Japan

Gold	MKS PAMP SA*	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, Switzerland, United Kingdom of Great Britain and Northern Ireland, United States of America

Gold	MMTC-PAMP India Pvt., Ltd.*	India, United States of America

Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	Saudi Arabia, Turkey

Gold	Navoi Mining and Metallurgical Combinat*	China, Indonesia, United States of America, Uzbekistan

Gold	Nihon Material Co., Ltd.*	Australia, Plurinational State of Bolivia, Brazil, Canada, Chile, China, Indonesia, Japan, Malaysia, Niger, Nigeria, Peru, Portugal, Spain, Switzerland, Thailand

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	Austria, Indonesia

Gold	Ohura Precious Metal Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal,

Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Gold	PT Aneka Tambang (Persero) Tbk*	Australia, Plurinational State of Bolivia, Brazil, Canada, Chile, Ethiopia, Germany, Indonesia, Malaysia, Peru, Switzerland

Gold	PX Precinox S.A.*	Australia, Canada, Switzerland

Gold	Royal Canadian Mint*	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland, United States of America

Gold	SAFINA A.S.*	Czechia

Gold	SEMPSA Joyeria Plateria S.A.*	Spain

Gold	Shandong Gold Smelting Co., Ltd.*	China, Peru

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	China, Japan, United States of America

Gold	Solar Applied Materials Technology Corp.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Gold	Sumitomo Metal Mining Co., Ltd.*	Australia, Chile, Indonesia, Japan, Philippines, United States of America

Gold	T.C.A S.p.A*	Italy

Gold	Tanaka Kikinzoku Kogyo K.K.*	Australia, Belgium, Plurinational State of Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdom of Great Britain and Northern Ireland, United States of America, Uzbekistan

Gold	Tokuriki Honten Co., Ltd.*	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States of America

Gold	Torecom	Plurinational State of Bolivia, Brazil, Chile, China, Indonesia, Republic of Korea, Mexico, Russian Federation

Gold	Umicore S.A. Business Unit Precious Metals Refining*	Plurinational State of Bolivia, Canada, China, Japan

Gold	United Precious Metal Refining, Inc.*	Australia, Belgium, Plurinational State of Bolivia, Canada, China, Indonesia, Japan, Peru, Russian Federation, Switzerland, Thailand, United States of America

Gold	Valcambi S.A.*	Australia, China, Germany, Hong Kong, Japan, Switzerland, Taiwan Province of China

Gold	Western Australian Mint* (T/a The Perth Mint)	Australia, Plurinational State of Bolivia, Chile, China, Guinea, Hong Kong, Republic of Korea, Papua New Guinea, Peru, Switzerland

Gold	WIELAND Edelmetalle GmbH*	Germany

Gold	Yamakin Co., Ltd.*	Australia, Brazil, Canada, China, Japan, United States of America

Gold	Yokohama Metal Co., Ltd.*	Brazil, China, Japan, Malaysia, Spain

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Australia, Canada, China, Ethiopia, Germany, Lao People’s Democratic Republic, Mongolia, Philippines, Switzerland, Thailand

Gold	Zijin Mining Group Gold Smelting Co. Ltd.	Australia, Plurinational State of Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Papua New Guinea, Peru, Poland, Russian Federation, Tajikistan

Tantalum	AMG Brasil*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	D Block Metals, LLC*	United States of America

Tantalum	F&X Electro-Materials Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	FIR Metals & Resource Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan,

Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Aizu*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Boyertown*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Jiujiang Tanbre Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	KEMET de Mexico*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Ghana, Guinea, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mali, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Materion Newton Inc.*	Australia, Plurinational State of Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Nigeria, Sierra Leone, United States of America, Zimbabwe

Tantalum	Metallurgical Products India Pvt., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Jersey, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Mineracao Taboca S.A.*	Brazil

Tantalum	Mitsui Mining and Smelting Co., Ltd.*	Australia, Brazil, Chile, Japan, Malaysia, United Kingdom of Great Britain and Northern Ireland

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	NPM Silmet AS*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	QuantumClean*	Brazil, Poland, United States of America

Tantalum	Taki Chemical Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	TANIOBIS Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	TANIOBIS GmbH*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic,

Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	TANIOBIS Japan Co., Ltd.*	Australia, Plurinational State of Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Sierra Leone, Zimbabwe

Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Telex Metals*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia,

Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Ulba Metallurgical Plant JSC*	Argentina, Australia, Austria, Belarus, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	Ximei Resources (Guangdong) Limited*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tantalum	XinXing Haorong Electronic Material Co., Ltd.*	China

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.*	China, Peru, Russian Federation

Tin	Alpha Assembly Solutions Inc *	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Jersey, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Sweden, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Aurubis Beerse*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Aurubis Berango*	Spain

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	China

Tin	China Tin Group Co., Ltd.*	China, Indonesia, Mexico, Russian Federation, Switzerland, United States of America

Tin	CV Ayi Jaya*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	CV Venus Inti Perkasa*	Canada, Chile, Germany, Guyana, Indonesia, Japan, Mexico, Peru, Suriname, Switzerland

Tin	EM Vinto*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Estanho de Rondonia S.A.*	Brazil, Taiwan Province of China,

Tin	Fenix Metals*	Australia, Plurinational State of Bolivia, Brazil, China, Indonesia, Kazakhstan, Peru, Poland

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Jiangxi New Nanshan Technology Ltd.*	Plurinational State of Bolivia, China, Portugal, Russian Federation

Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Malaysia Smelting Corporation (MSC)*	Argentina, Australia, Austria, Belgium, Cambodia, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Taiwan Province of China, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Metallic Resources, Inc.*	United States of America

Tin	Mineracao Taboca S.A.*	Brazil, Thailand

Tin	Minsur*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Mitsubishi Materials Corporation*	Canada, Indonesia, Japan, Papua New Guinea

Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	China, Netherlands, Philippines, Thailand

Tin	O.M. Manufacturing Philippines, Inc.*	Plurinational State of Bolivia, Brazil, Canada, China, Japan, Malaysia, Peru, Philippines

Tin	Operaciones Metalurgicas S.A.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Aries Kencana Sejahtera*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Artha Cipta Langgeng*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Uzbekistan, Vietnam, Zimbabwe

Tin	PT ATD Makmur Mandiri Jaya*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Babel Inti Perkasa*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Babel Surya Alam Lestari*	China

Tin	PT Bangka Tin Industry*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Bukit Timah*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao

People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Cipta Persada Mulia*	Australia, Brazil, Chile, China, India, Indonesia, Japan, Kazakhstan, Republic of Korea, Peru, Singapore, United States of America

Tin	PT Mitra Stania Prima*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Kyrgyzstan, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Prima Timah Utama*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic,

Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Refined Bangka Tin*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Sariwiguna Binasentosa*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Stanindo Inti Perkasa*	Argentina, Armenia, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Sukses Inti Makmur*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Timah Nusantara*	Plurinational State of Bolivia, Brazil, China, Indonesia, Malaysia, Niger, Nigeria

Tin	PT Timah Tbk Kundur*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Timah Tbk Mentok*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Tinindo Inter Nusa*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	PT Tommy Utama*	Indonesia

Tin	Rui Da Hung*	Brazil, China, Japan, Taiwan Province of China,

Tin	Thaisarco*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Morocco, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.*	Australia, Belgium, Plurinational State of Bolivia, Brazil, Canada, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru, United States of America

Tin	White Solder Metalurgia e Mineracao Ltda.*	Brazil, Germany, Peru, Thailand

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	China, Singapore

Tungsten	A.L.M.T. TUNGSTEN Corp.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao

People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Global Tungsten & Powders Corp.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	H.C. Starck Tungsten GmbH*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Hunan Chenzhou Mining Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Hunan Jintai New Material Co., Ltd.	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Japan New Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	China

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	China, Republic of Korea

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	Australia, Plurinational State of Bolivia, Brazil, Canada, China, Indonesia, Malaysia, Peru, Russian Federation

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	Argentina, Australia, Brazil, Canada, Chile, China, Guinea, Japan, Mexico, Papua New Guinea, Peru, Singapore, United States of America

Tungsten	Kennametal Fallon*	Plurinational State of Bolivia, China, Portugal, Russian Federation, United States of America, Vietnam

Tungsten	Kennametal Huntsville*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Masan High-Tech Materials*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Niagara Refining LLC*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe

Tungsten	Wolfram Bergbau und Hutten AG*	Australia, Austria, China

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Australia, Plurinational State of Bolivia, Brazil, Canada, China, Malaysia, Mexico, Niger, Nigeria, Russian Federation, Spain, Thailand

Tungsten	Xiamen Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Plurinational State of Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Cote D’Ivoire, Czechia, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Japan, Kazakhstan, Republic of Korea, Lao People’s Democratic Republic, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan Province of China, Thailand, United Kingdom of Great Britain and Northern Ireland, United States of America, Vietnam, Zimbabwe